EXHIBIT 10.3
Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

Execution Version
SECOND AMENDMENT TO FORBEARANCE AGREEMENT
THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of June 30, 2020, by and among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the other Guarantors party hereto (the “Guarantors”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party hereto (the “Forbearing Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Forbearing Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 17, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower, the Administrative Agent and the Majority Lenders entered into that certain Forbearance Agreement dated as of June 2, 2020 (as amended by the First Amendment to Forbearance Agreement, dated as of June 12, 2020, the “Forbearance Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Forbearance Agreement or the Credit Agreement, as applicable);
WHEREAS, in addition to the Acknowledged Events of Default currently covered by the Forbearance Agreement, the Borrower has informed the Administrative Agent and the Lenders that a new Event of Default may occur under Section 12.3(a) of the Credit Agreement as a result of the First Lien Asset Coverage Ratio as of June 30, 2020 falling below 1.20 to 1.00 ( the “Potential Covenant Default”); and
WHEREAS, notwithstanding the occurrence and continuance of the Potential Covenant Default, the Borrower has requested that the Administrative Agent and the Lenders agree to, and the Administrative Agent and the Forbearing Lenders (which constitute the Majority Lenders) have agreed, although under no obligation to do so, to, amend the Forbearance Agreement to extend the Forbearance Termination Date and make the Potential Covenant Default subject to the forbearance contained therein, in each case, solely on the express terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Acknowledgments and Amendments.
(a)    The Potential Covenant Default is hereby deemed an “Acknowledged Event of Default” under the Forbearance Agreement.
(b)    Each Credit Party acknowledges and agrees that (i) each Acknowledged Event of Default is material in nature and constitutes (or upon occurrence will constitute) an Event of Default under the Credit Agreement, and (ii) as a result of the occurrence of such Events of Default, the Forbearing Lenders will, subject to the Forbearance Agreement, be entitled to accelerate the Obligations and to exercise all rights and remedies under the Credit Documents, applicable Law or otherwise, so long as such Acknowledged Event of Default is continuing. The Borrower further acknowledges and agrees that the Administrative Agent and Forbearing Lenders are not in any way agreeing to waive such

Acknowledged Events of Default as a result of this Agreement or the performance by the parties of their respective obligations hereunder. Without limiting any other provision of this Agreement, each Credit Party further acknowledges and agrees that during the Forbearance Period and following any Forbearance Termination Event, Events of Default shall be continuing, and the Credit Parties shall not, and shall not permit any Subsidiary to, take or cause any Person to take any action that is conditioned on no Default or Event of Default existing at the time of, or immediately after giving effect to, the taking of such action.
(c)    Clause (b) of the definition of “Forbearance Termination Date” is hereby amended by replacing the phrase “June 30, 2020 at 11:59 p.m. New York time” therein with the phrase “July 2, 2020 at 11:59 p.m. New York time”.
2.    Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date on which such effectiveness occurs, the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders;
(b)    the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying that the representations and warranties of the Borrower set forth in Section 3 hereof are true and correct in all respects;
(c)    the Administrative Agent and the Forbearing Lenders (and their respective advisors) shall have been paid all expenses required to be paid hereunder or under any other Credit Document to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date;
(d)    the Administrative Agent shall have received executed amendments to the First Lien First Out Forbearance Agreement and the 2016 Term Loan Forbearance Agreement, in each case in form and substance reasonably acceptable to the Administrative Agent and the Forbearing Lenders (and their respective advisors), which respective amendments shall provide for an extension of the “Forbearance Termination Date” thereunder to a date coterminous with the Forbearance Termination Date (as extended by this Agreement).
3.    Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent as of the Amendment Effective Date as follows:
(a)    the execution, delivery and performance by each Credit Party of this Agreement: (i) are within such Person’s corporate, limited liability company or company power, as applicable; (ii) have been duly authorized or approved by all necessary corporate, exempted company, limited liability company or company action, as applicable; (iii) do not contravene, violate, conflict with, or cause a breach or default under any provision of such Person’s organization documents; (iv) do not violate any Laws, or any order or decree of any court or Governmental Authority in any material respect; (v) do not require the consent or approval of any Governmental Authority, except consents or approvals with or by any Governmental Authority which have already been obtained, taken, given or made; and (vi) do not result in the creation of any Lien on any property of such Credit Party;
(b)    this Agreement has been duly executed and delivered by each Credit Party hereto and this Agreement constitutes a legal, valid and binding obligation of such Person enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(c)    after giving effect to this Agreement and the transactions contemplated hereby, each representation or warranty by any Credit Party contained in the Credit Agreement and the other Credit Documents (other than the representations and warranties set forth in (x) Section 9.20 of the Credit Agreement as it relates to the Acknowledged Events of Default, (y) Section 9.15 of the Credit Agreement and (z) solely with respect to circumstances or conditions disclosed to the Administrative Agent or the Forbearing Lenders prior to the Forbearance Effective Date, Section 9.9(c) of the Credit Agreement) are true or correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) as of such earlier date);
(d)    no Default or Event of Default (other than the Acknowledged Events of Default) has occurred and is continuing or would result from the transactions contemplated by this Agreement;
(e)    as of the date hereof, other than the First Lien First Out Forbearance Agreement and the 2016 Term Loan Forbearance Agreement, no Third Party Forbearance Agreement (as defined below) exists between any Credit Party and any party;
(f)    as of the Amendment Effective Date, there has been no change (i) in any Credit Party’s legal name or (ii) in the location of any Credit Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any of its offices or facilities at which Collateral owned by it is located (including the establishment of any such new office or facility), in each instance other than changes which have previously been disclosed in writing to the Administrative Agent; and
(g)    since the Forbearance Effective Date, no Forbearance Termination Event has occurred.
4.    No Modification. Nothing contained herein shall be deemed to directly or indirectly, (a) create any obligation to continue to defer any enforcement action after the Forbearance Termination Date, (b) constitute a consent or waiver of any past, present or future violations, including Defaults and Events of Default, of any provisions of the Credit Agreement or any other Credit Documents, (c) constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or (d) constitute a course of conduct or dealing among the parties for altering any Obligations or any other contract or instrument. Except as expressly stated herein, the Lenders and the Administrative Agent reserve all of their respective rights, privileges, remedies and powers under the Credit Agreement, the other Credit Documents, applicable Law and/or equity, including without limitation, any rights that the Lenders (including the Forbearing Lenders) may have to charge interest at the Default Rate under the terms of the Credit Agreement and/or the other Credit Documents. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Credit Document. The Credit Agreement and other Credit Documents remain unmodified and in full force and effect. This Agreement shall constitute a Credit Document.
5.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
6.    GOVERNING LAW. THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 14.12, 14.13 AND 14.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, SUBMISSION TO JURISDICTION AND WAIVERS OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
7.    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
8.    Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
9.    Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
10.    Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No Person other than the Credit Parties, the Administrative Agent, the Forbearing Lenders and, in the case of Section 13 hereof, the Released Parties, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Released Parties under Section 13 hereof) are hereby expressly disclaimed.
11.    Majority Lender Direction. The Forbearing Lenders hereby (i) instruct the Administrative Agent to comply with this Agreement to the extent specified herein and to take the other actions (or refrain from acting), in each case, as expressly contemplated hereby and (ii) acknowledge and agree that (x) the direction set forth herein constitutes a direction from the Majority Lenders and the Required Lenders under the provisions of Article XIII of the Credit Agreement and (y) all sections of Article XIII of the Credit Agreement shall apply to any and all actions (and inactions) taken by the Administrative Agent in accordance with such direction.
12.    Reaffirmation. By its signature set forth below, each Credit Party hereby ratifies and confirms to the Administrative Agent and the Lenders that, after giving effect to this Agreement and the transactions contemplated hereby, each of the Forbearance Agreement, the Credit Agreement, each Security Document and each other Credit Document to which such Credit Party is a party continues in full force and effect and is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles and each Credit Party hereby ratifies and confirms each such Credit Document. Except as expressly set forth herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations. Each Credit Party (i) acknowledges receipt of a copy of this Agreement and all other agreements, documents and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same without prejudice to any Credit Party’s liability pursuant to any of the Credit Documents, (iii) agrees and acknowledges that each of the Credit Documents remains in full force and effect, that such Credit Party’s obligations thereunder are without defense, setoff and counterclaim and that each of the Credit Documents is hereby ratified and confirmed, and (iv) ratifies and reaffirms each waiver of such Credit Party set forth in the Credit Documents to which it is a party. Each Credit Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Agreement and the transactions contemplated hereby. In addition, each Credit Party reaffirms in all respects the security interests and Liens granted by such Credit Party in and to the Collateral under the terms and conditions of the Security Documents to secure the Obligations and agrees that such security interests and Liens remain in full force and effect and are hereby ratified, reaffirmed and confirmed in all respects.
13.    Releases. By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Credit Parties hereunder, each Credit Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Amendment Effective Date, have or allege to have as of the date of this Agreement or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in Law, at equity or otherwise, against the Administrative Agent or any Forbearing Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Agreement, the Credit Agreement, the Forbearance Agreement, the other Credit Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Credit Documents. Each Credit Party hereby acknowledges that the agreements in this Section 13 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims. In entering into this Agreement, each Credit Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 13 shall survive the termination or expiration of the Forbearance Period and the termination of the Credit Documents and the payment in full in cash of all Obligations of the Credit Parties under or in respect of the Credit Agreement and other Credit Documents and all other amounts owing thereunder.
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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWER:

CALIFORNIA RESOURCES CORPORATION

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

OTHER CREDIT PARTIES:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Forbearance Amendment (1.25L)]

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES WILMINGTON, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Tidelands, Inc., its sole member

TIDELANDS OIL PRODUCTION COMPANY LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Forbearance Amendment (1.25L)]

ADMINISTRATIVE AGENT:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Dennis J. Roemlein
Name:	Dennis J. Roemlein
Title:	Vice President

[Signature Page to Second Amendment to Forbearance Amendment (1.25L)]

LENDER:
[*****]

[Signature Page to Second Amendment to Forbearance Amendment (1.25L)]